Exhibit 32.2

Certification of CFO Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Corteva, Inc. (the "Company") on Form 10-K for the period ending December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David J. Anderson, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David J. Anderson
David J. Anderson Chief Financial Officer
February 10, 2022

Certification of CFO Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of E. I. du Pont de Nemours and Company on Form 10-K for the period ending December 31, 2021 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), David J. Anderson, as Chief Financial Officer of E. I. du Pont de Nemours and Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of E. I. du Pont de Nemours and Company.

/s/ David J. Anderson
David J. Anderson Chief Financial Officer
February 10, 2022